FSIC III

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Why invest in **FS Investment Corporation III (FSIC III)**

Finding dependable sources of meaningful income in today's low interest rate environment can be challenging. Investors seek income that will enhance their portfolios - and their lifestyles. FSIC III seeks to provide a solution to those challenges.

FSIC III is intended for investors who want:



Current Income



Diversification in their fixed income portfolio for a rising interest rate environment



A long-term investment focused on capital appreciation

FS Investment Corporation III is non-traded and a long-term investment. An investment in FSIC III is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. You should carefully consider the information found in the "Risk Factors" section of the FSIC III prospectus before deciding to invest in shares of our common stock. It is not appropriate for short-term investment needs and has additional risks.

Click here to read about the risk factors involved in an investment of this type.

FS^2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 | 877-372-9880 | www.fs2cap.com | Member FINRA/SIPC.



Fund Overview

Access: An alternative core income fund

FS Investment Corporation III (FSIC III) is a business development company that invests primarily in floating rate, senior secured loans of private U.S. middle-market companies.

FSIC III is for investors looking for current income with a hedge against rising interest rates and inflation. FSIC III opened to new investors in 2014.

Portfolio investment objectives

Generate current income and, to a lesser extent, long-term capital appreciation.

Investment strategy

FSIC III invests primarily in floating rate, senior secured loans of private U.S. middle-market companies.

FSIC III has a flexible investment platform, diversifying its holdings across multiple industries and geographic locations.

FSIC III seeks to meet its investment objectives by:

- Identifying proprietary investment opportunities through the direct lending platform of GSO / Blackstone.
- Focusing primarily on debt investments in private U.S. companies with annual revenue of approximately $50 million to $2.5 billion.
- Investing primarily in established, stable enterprises with positive cash flows.
- Employing a defensive investment approach focused on long-term credit performance and principal protection.

Investing in a rising interest rate environment

With interest rates near historical lows, if rates go up, the value of fixed-rate investments, such as bonds, may decline. Adding FSIC III to your fixed income portfolio may help protect it from rising interest rates.

LIBOR 3-MONTH INTEREST RATES[1]
(1984-2014)


12%
10%
8%
6%
4%
2%
0%
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
4.4%
AVERAGE
0.24%
JANUARY 2014
Interest rates
Bond prices
Bond prices
Interest rates

(1) LIBOR stands for London Interbank Offered Rate

FSIC III is managed by experts in alternative credit who have significant experience investing in changing market environments.



Fact Sheet

Key Facts (click here to download Fact Sheet)

Public Offering Price[1]
$10.00

Current Annualized Distribution Rate[2]
(as of 3/6/2014)
To be determined by the Company's board of directors

Cumulative Cash Distributions Per Share[3]
TBD

Liquidity[4]
Quarterly tender offers

Sponsor Commitment
TBD

Inception Date
TBD

Registered Shares
400 Million

Distribution Frequency[3]
Monthly Payment

Distribution Reinvestment Price
95% of the public offering price

Minimum Initial Investment
$5,000

Tax Reporting
Form 1099

Investment Managers

Adviser
FSIC III Advisor, LLC an affiliate of Franklin Square Capital Partners

Sub-Adviser
GSO / Blackstone Debt Funds Management LLC

Read Risk Factors

[1] The public offering price of FSIC III's common stock is subject to a sales load of up to 10% and offering expenses of up to 1.5%.

[2] Current annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the current public offering price per share. The current annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although a portion of FSIC III's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSIC III from its portfolio companies.

[3] The payment of future distributions on FSIC III's common stock is subject to the discretion of FSIC III's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

[4] FSIC III intends to repurchase a limited number of shares pursuant to quarterly tender offers. FSIC III may amend, suspend or terminate its share repurchase program at any time. See FSIC III's prospectus for more information.

FS[2] Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 | 877-372-9880 | www.fs2cap.com | Member FINRA/SIPC.

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Home > Fund Overview > Why Invest

Why invest in U.S. private companies

Access: exclusive investments in private U.S. companies

Investing in the backbone of the U.S. economy

Private U.S. companies span across a wide range of industries and sectors - from manufacturing, healthcare, energy to technology companies. FSIC III provides access to the debt of many of those private companies.



99%
OF ALL U.S. COMPANIES

$3.84
TRILLION OF U.S. PRIVATE SECTOR GDP

86%
OF ALL COMPANIES WITH 500+ EMPLOYEES

Source: Corporate Investment and Stock Market Listing: A Puzzle?, John Askar and Alexander Ljungqvist, NYU Stern School of Business, 4/22/2013; The market that moves America, The Ohio State University and General Electric Capital Corporation, 2011.

Investing with exclusive access to private investments

FSIC III invests in both syndicated loans and proprietary investments.

Syndicated loans are widely available to investors through mutual funds.

Proprietary investments are more exclusive and may offer economic benefits not otherwise available in the broadly syndicated market. Typical characteristics of these investments include:

PROPRIETARY INVESTMENTS/ ORIGINATIONS	SECONDARY MARKET/ SYNDICATED LOANS
Privately negotiated between company and FSIC III	Arranged by large banks and sold to many investors
Less liquid	Liquid market
Higher yields	Large issuers
Fewer participants	More participants

Investing at the top of the capital structure: senior secured loans

Companies can finance their businesses in one of two ways - by borrowing money (debt) or by selling an interest in the company (equity). The combination of debt and equity form a company's capital structure.

Senior secured loans are at the top of the capital structure. This seniority has historically translated to a higher level of certainty that lenders will be repaid in the event of a default.

Senior secured loans are "secured" by a company's assets such as plants, property and equipment, and generally have the lowest loss rate of all corporate securities.


THE ADVANTAGES OF SENIOR SECURED LOANS
BACKED BY COLLATERAL
LOWER
RISK
HIGHER
Senior secured loans
FIRST AND SECOND LIEN LOANS
yes
Unsecured debt
HIGH-YIELD DEBT
no
Equity
no



Senior Secured Loans

Access: income and diversification in rising interest rate environments

FSIC III invests primarily in floating rate senior secured loans of private U.S. middle-market companies with the objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Diversification: low correlation to traditional asset classes

When constructing an investment portfolio, the goal is to have strong performance without significant swings of returns. No single investment offers the ability to smooth returns completely – but finding a combination of investments that perform differently can help. To build that combination of investments, investors are increasingly seeking alternatives that behave differently than traditional investments. A measure of how investments move up and down together through different market cycles is known as correlation.

Low correlation adds diversification

Senior secured loans exhibit low correlation to traditional asset classes such as publicly traded stocks and bonds and may help smooth out volatility, as they tend to behave differently than many traditional investments. Remember that diversification and asset allocation neither guarantee a profit nor eliminate the risk of loss of principal.

Fixed income asset class correlation to Barclays U.S. Aggregate Index
January 1, 2013 - December 31, 2013


HOW CORRELATION IMPACTS DIVERSIFICATION:
Negative correlation (<0.0)
Low correlation (0.0–0.3)
Moderate correlation (0.3–0.7)
High correlation (0.7–1.0)
More diversified
Less diversified
-0.45
Senior secured loans
-0.02
High yield bonds
U.S. Treasuries
0.92
Emerging market debt
0.96
Investment grade bonds
0.97

Source: Bloomberg, as of 12/31/2013. Senior Secured Loans: Credit Suisse Leveraged Loan Index; Investment Grade Bonds: Bank of America Merrill Lynch U.S. Corporate; Emerging market debt: J.P. Morgan Emerging Market Bond Index; U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index; High Yield Bonds: Bank of America Merrill Lynch U.S. High Yield Index. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

Senior secured loans typically have floating interest rates, meaning the interest rate automatically adjusts or "floats" as market interest rates rise. As a result, the value of senior secured loans tends to be more stable as compared to fixed-rate investments during periods of rising interest rates.

Performance during periods of rising interest rates

This chart compares average total return during periods of rising interest rates over the past ten years.


5.10%
Senior secured loans
U.S. Treasuries
-7.30%
Corporate bonds
-2.30%
4.00%
High yield bonds

Source: Bloomberg, as of 12/31/2013. Periods shown are: 1/28/94-5/9/94, 8/17/94-11/7/94, 7/7/95-8/23/95, 1/31/96-6/28/96, 9/30/98-1/21/00, 11/7/01-4/1/02, 6/13/03-9/2/03, 3/22/04-6/14/04, 6/27/05-6/27/06, 3/17/08-6/13/08, 12/30/08-6/10/09, 11/30/09-4/5/10, 10/8/10-2/8/11, 9/22/11-10/27/11, 1/31/12-3/19/12, 7/24/12-9/14/12, 5/1/13-12/31/13. Senior Secured Loans: Credit Suisse Leverage Loan Index; U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index; Corporate Bonds: Barclays U.S. Aggregate Total Return Value; High Yield Bonds: Bank of America Merrill Lynch U.S. High Yield Index. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

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Investment Managers

Access: a proven management team

FSIC III is managed by Franklin Square Capital Partners, or Franklin Square, and is sub-advised by an affiliate of GSO Capital Partners, LP (GSO Capital Partners) , the credit platform of Blackstone.

FRANKLIN SQUARE
CAPITAL PARTNERS

Innovative alternatives for the investing public

Franklin Square is a leading manager of alternative investment funds designed to enhance investors' portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm's funds offer "endowment-style" investment strategies that can help investors diversify their portfolios and manage risk.

Access to an innovative investment

FSIC III is a business development company, or BDC. Franklin Square, the world's largest manager of BDC assets, introduced the first non-traded BDC to provide individuals with an attractive alternative investment solution built on a fund structure that offers a high degree of investor protections.

FRANKLIN SQUARE CAPITAL PARTNERS ASSETS UNDER MANAGEMENT AS OF SEPTEMBER 30, 2013

$9.2 billion

NUMBER OF INVESTORS AS OF SEPTEMBER 30, 2013

145,000+

BENEFITS OF A BDC FROM FRANKLIN SQUARE

1940 ACT PROTECTIONS
As a BDC, FSIC III offers the following protections:
- Portfolio holdings and the estimated value of the Fund are fully disclosed in periodic filings with the SEC
- Independent board oversees fund management
- Independent custodian holds all assets

CONTINUOUS OFFERING
Capital to deploy in both up and down markets

LONG-TERM INVESTMENT
FSIC III's structure provides the opportunity for investments to achieve anticipated results over time

NAV-BASED PRICING
Share price tracks FSIC III's fair value (its net asset value)

GSO
CAPITAL PARTNERS
A Blackstone Company

Scale and expertise

GSO Capital Partners, the credit platform of Blackstone, is one of the largest global managers of senior secured loans and non-investment grade credit. Their scale and expertise allow them to provide financing solutions that can enhance a business' financial flexibility, while seeking to capture opportunities for investors.

Blackstone is a global leader in the alternative asset management industry with over $266 billion in assets under management (as of December 31, 2013). Blackstone has more than 1,500 limited partners, including public and corporate pension funds, academic endowments and charitable foundations and other investors in over 52 countries.

GSO CAPITAL PARTNERS ASSETS UNDER MANAGEMENT AS OF DECEMBER 31, 2013

$65 billion

GLOBAL PRESENCE

New York
Dublin
Houston
London
Sydney



RISK FACTORS

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in our common stock involves:

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may amend, suspend or terminate the share repurchase program at any time.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- An investment strategy focused primarily on privately-held middle-market companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which may increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- FSIC III is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in us, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings were not to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amount owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally reallowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Investing in FSIC III is considered speculative and involves a high level of risk, including the risk of a substantial loss of investment. Please see the Risk Factors here and in FSIC III's prospectus as supplemented and amended, to read about the risks that an investor should consider before buying FSIC III's shares.

FSIC III

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Literature & Forms

Forms



- Subscription Document
- Custodian Change Form
- Financial Advisor Address-Broker Dealer Change Form
- First Trust Retirement Account Form
- Investor Change Form
- IRA Reimbursement Form
- Transfer Form
- Transfer on Death Beneficiary Registration or Change Notice Form

Fund Literature



- Fact Sheet
- FINRA Letter



- Investor Guide
- Investor Guide FINRA letter



- Alternative Thinking – Case Study: GM Story
- Alternative Thinking – Case Study: GM Story FINRA Letter

Prospectus/Supplements

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. A copy of the prospectus is available free of charge by contacting FS Investment Corporation III at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 215-495-1150 or by visiting its website at www.FSInvestmentCorpIII.com. **This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering.** No offering is made except by a prospectus filed with the Securities and Exchange Commission ("SEC") and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulators have approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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FS^2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 | 877-372-9880 | www.fs2cap.com | Member FINRA/SIPC.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

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Home > Investor Relations

Investor Relations

Reports & SEC Filings

02-19-2014 — FS Investment Corporation III Prospectus

02-21-2014 — 8K Election of Directors



About Franklin Square

Franklin Square is a leading manager of alternative investment funds designed to enhance investors' portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm's funds offer "endowment-style" investment strategies that help construct diversified portfolios and manage risk. Franklin Square strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

Founded in Philadelphia in 2007, Franklin Square quickly established itself as a leader in the world of alternative investments by introducing innovative credit-based income funds, including the industry's first non-traded business development company. The firm currently manages five funds with approximately $10 billion* in assets. Each fund is sub-advised by GSO Capital Partners, a world-leading private debt asset manager and the credit platform of Blackstone.

Franklin Square distributes its funds through its affiliated broker-dealer, FS^2 Capital Partners, LLC. For more information, please visit www.franklinsquare.com.

* Assets under management as of September 30, 2013.

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Contact Us

For more information about FS Investment Corporation III, please contact the dealer manager for the offerings:

FS^2 Capital Partners, LLC
Cira Centre
2929 Arch Street, Suite 675
Philadelphia, PA 19104
877.372.9880
www.fs2cap.com
Member FINRA/SIPC

For Financial Advisors

Financial Advisors may contact the dealer manager for the offering, FS^2 Capital Partners, LLC, Member FINRA/SIPC, for more information at (877) 372-9880 or visit www.fs2cap.com

For Prospective Investors

If you are a prospective investor, we encourage you to contact your financial advisor to find out if investing in FS Investment Corporation III is suitable for you.

Working with the right financial advisor is a vital part of having a sound financial plan, particularly when considering alternative investments. This is why Franklin Square Capital Partners' funds are only available through financial advisors.

A financial advisor can help you assess your financial goals based on your investment time frame and understand your tolerance for risk. Using these factors, your advisor can help you allocate your portfolio according to your financial situation, as well as understand the risks and rewards of various investments.

For Media Contact

Michael Gerber
Managing Director
media@franklinsquare.com
215-495-1174



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For information on the privacy practices employed by Franklin Square with respect to the collection, protection and use of information transmitted to this website, please review the terms of our Privacy Policy. It is not the responsibility or obligation of Franklin Square to authenticate, confirm or otherwise verify the accuracy or propriety of information transmitted via this website. Franklin Square shall not be liable for any damage or loss arising from inaccurate or unauthorized transmissions via this website or e-mail.

Multiple Party Account Holders

If an investment in any Franklin Square-affiliated entity is held in the name of more than one party (a "multiple party investment"), each named party shall be allowed access to such investment information via this website, subject to these Terms of Use. If you are the holder of a multiple party investment and you access information about such investment via this website, you hereby warrant that you have informed all other named parties on such investment that you have signed-up for access to the investment information online and that such other named parties have consented to your access to the investment information via this website. In addition, you hereby warrant that you and all other named parties on your multiple party investment have agreed that all transmissions concerning your multiple party investment are binding on all named parties on such investment, irrespective of who initiated the transmission. Accordingly, you shall be liable to all other named parties on your multiple party investments for all consequences of any transmissions regarding your multiple party investments. It is not the responsibility or obligation of Franklin Square to authenticate, confirm or otherwise verify the accuracy or propriety of information transmitted via this website with all parties named on a multiple party investment. Franklin Square shall not be liable for any damage or loss arising from inaccurate or unauthorized transmissions via this website or via e-mail with regard to a multiple party investment.

Securities Information

The information provided in this website does not constitute investment, tax, financial, legal or other advice. Information received via this website should not be relied upon for personal, investment, tax, legal or financial decisions, and prior to the execution of any transaction by you related to any information you have obtained from this website or the services described herein, you should consult with your financial, tax and investment advisors and an attorney, or otherwise seek appropriate professional advice tailored to your situation. This website and the services described herein are published solely for informational purposes and are not a solicitation, recommendation, endorsement or offer by Franklin Square or a third party to buy or sell any stock, mutual fund, security or other financial instrument. The investment information provided on the website does not attempt or claim to be a complete description of the securities, markets, or developments referred to in the materials. All expressions of opinion are subject to change without notice.

Franklin Square does not undertake to advise any third party via this website of any material developments regarding Franklin Square. Franklin Square, its affiliates and their respective officers, directors, trustees, shareholders, partners, members, employees, representatives or agents may have clients with positions in securities or companies mentioned on this website, and Franklin Square may have business relationships with such companies.

Jurisdiction

The laws of the Commonwealth of Pennsylvania shall govern all matters arising out of the use of this website, and by accessing this website you irrevocably consent to the jurisdiction of the courts located in the Southeastern District of Pennsylvania or the County of Philadelphia in the Commonwealth of Pennsylvania for any cause of action in connection with your use of this website. Should your use of this website or the content published on this website be contrary to the laws of the jurisdiction from where you access this website, then this website is not intended for your use, and you should discontinue use of this website. You are solely responsible for knowing the laws of your jurisdiction and for assuring your compliance with such laws.

Use Outside of United States; Limited Availability

Not all products or services described on this website may be available to all persons or entities or in all jurisdictions. This website was created in the United States. This website and/or the services may not comply with legal requirements in foreign countries. Any and all information obtained from this website is not provided for and may not be used by any person or entity in any jurisdiction in violation of applicable laws, rules or regulations.

Severability

If a court determines any provision of these Terms of Use to be illegal or unenforceable, then such provision will be eliminated or enforced to the maximum extent possible, and the remaining provisions of these Terms of Use will remain in full force and effect.

Arbitration

You agree that Franklin Square, at its sole discretion, may require you to submit any disputes arising from the use of this website, the services described herein, and/or these Terms of Use, including those concerning their interpretation, violation, nullity, invalidity, non-performance or termination, as well as disputes regarding the adaptability of these Terms of Use to newly arisen circumstances to final and binding arbitration under the International Rules of Arbitration of the American Arbitration Association, by one or more arbitrators appointed in accordance with such rules.

Notwithstanding these rules, however, such proceeding shall be governed by the laws of the Commonwealth of Pennsylvania as set forth herein. Any award in an arbitration initiated under this clause shall be limited to monetary damages and shall include no injunction or direction to any party other than the direction to pay a monetary amount. Further, the arbitrator shall have no authority to award punitive, consequential or other damages not measured by the prevailing party's actual damages in any arbitration initiated under this clause, except as may be required by statute.

Entire Agreement

These Terms of Use and the Privacy Policy constitute your entire agreement with Franklin Square regarding this website and the services described herein, and supersede all prior or contemporaneous communications and proposals, whether electronic, oral or written between the user and Franklin Square with respect to this website or any services described herein.

FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 | 877-372-9880 | www.fs2cap.com | Member FINRA/SIPC.



Privacy Policy

FS Investment Corporation III, a Maryland corporation ("FSIC III," "our," "us" or "we"), is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the privacy policies of FSIC III and its affiliated companies. This notice supersedes any other privacy notice you may have received from FSIC III, and its terms apply both to our current customers and to former customers as well.

How We Protect Your Personal Information

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect

The only information we collect from you is your name, address and number of shares you hold.

How We Use this Information

This information is used only so that we can service your account, send you annual reports and other information about FSIC III, and send you proxy statements or other information required by law.

Who Has Access to Personal Information

We do not share customer information with any non-affiliated third-party except as described below.

- Authorized Employees of FSIC III Advisor, LLC (the "Adviser"). It is our policy that only authorized employees of the Adviser who need to know your personal information will have access to it.
- Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing information to you. These companies are required to protect your information and use it solely for the purpose for which they received it.
- Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Updating Your Information

To help us keep your customer information up-to-date and accurate, please contact FSIC III, at the address below, if there is any change in your personal information.

FS Investment Corporation III
2929 Arch Street, Suite 675
Philadelphia, Pennsylvania 19104
ATTN: Chief Compliance Officer

FSIC III

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